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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 12, 2004

WESTERN WIRELESS CORPORATION
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(Exact Name of Registrant as Specified in Charter)


       Washington                    000-28160                 91-1638901
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 (State or other jurisdiction       (Commission              (IRS Employer
    of Incorporation)               File Number)             Identification No.)




3650 131st Avenue S.E. Bellevue, Washington               98006
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 (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code        (425) 586-8700
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          (Former Name or Former Address, if Changes Since Last Report)




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ITEM 7. Exhibits

        99.1   Press release dated February 12, 2004.


ITEM 9. Regulation FD Disclosure

On February 12, 2004, Western Wireless issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing, among other things, its financial results for the fourth quarter and full year 2003.

The information required to be disclosed pursuant to "Item 12. Results of Operations and Financial Condition" is being furnished under "Item 9. Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216.

Such information, including the exhibit attached hereto under "Item 7. Financial Statements and Exhibits" shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WESTERN WIRELESS CORPORATION
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                                                    (Registrant)


Date:  February 12, 2004                    By: /s/ Jeffrey A. Christianson
                                                --------------------------------
                                                Jeffrey A. Christianson
                                                Senior Vice President and
                                                General Counsel